SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)          March 28, 2002
                                                  ----------------------------


                            MISSISSIPPI POWER COMPANY
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              (Exact name of registrant as specified in its charter)


       Mississippi                 0-6849                      64-0205820
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(State or other jurisdiction     (Commission                 (IRS Employer
     of incorporation)           File Number)            Identification No.)


     2992 West Beach, Gulfport, Mississippi                         39501
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     (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code         (228)  864-1211
                                                     -------------------------


                                      N/A
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  (Former name or former address, if changed since last report.)

Item 4.     Changes in Registrant's Certifying Accountant.
            ---------------------------------------------

            On March 28, 2002, the Board of Directors of The Southern Company, upon recommendation of its Audit Committee, decided not to engage Arthur Andersen LLP ("Andersen") as principal public accountants for its wholly owned subsidiary, Mississippi Power Company (the "Company"), and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's principal public accountants for fiscal year 2002.

            Andersen's reports on the financial statements of the Company for the two most recent fiscal years ended December 31, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

            During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through March 28, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

            The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated March 29, 2002, stating its agreement with such statements.

            During the Company's two most recent fiscal years ended December 31, 2001 and the subsequent interim period through March 28, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and
(ii) of Regulation S-K.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)    Exhibits.

                   Exhibit16 -- Letter from Arthur Andersen LLP to the
                                Securities and Exchange Commission dated
                                March 29, 2002.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              MISSISSIPPI POWER COMPANY


                                              By /s/Wayne Boston
                                                -----------------------------
                                                 Wayne Boston
                                                 Assistant Secretary


Date:    April 1, 2002